FormulaFolios US Equity Fund

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

Supplement dated July 8, 2020

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated April 1, 2020

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On July 2, 2020, the owners of FormulaFolio Investments LLC (the “Adviser”), the investment adviser to the FormulaFolios US Equity Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), sold all or a portion of their interest in the Adviser to AmeriLife Group, LLC (“AmeriLife”) and two executives of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife, Nadim “Dean” Zayed and Darryl Ronconi (the “Transaction”). As a result of the Transaction, AmeriLife owns over 50% of the voting interests of the Adviser and Mr. Zayed owns over 25% but less than 50%. Four of the Adviser’s original owners remain shareholders following the Transaction.

The Transaction was deemed to have caused an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreement between the Fund and the Adviser (the “Former Advisory Agreement”). In anticipation of the Transaction, the Board of Trustees of the Trust approved an interim investment advisory agreement between the Fund and the Adviser, which became effective upon the closing of the Transaction and will continue in effect for a maximum period of 150 days. Furthermore, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) that will be submitted to shareholders of the Fund for approval and would take effect upon such shareholder approval. The New Advisory Agreement is substantially similar to the Fund’s Former Advisory Agreement. The Transaction is not expected to impact the day-to-day operations of the Fund, and the portfolio managers of the Fund will remain the same. Mr. Zayed and Mr. Ronconi were named executive officers of the Adviser

A special shareholder meeting of the Fund to vote on a proposal to approve the New Advisory Agreement is expected to be held in the third quarter of 2020. There can be no assurance that the shareholders of the Fund will vote to approve the New Advisory Agreement.

The Adviser, a Michigan limited liability company, is registered as an investment adviser with the Securities and Exchange Commission and is headquartered in Grand Rapids, Michigan. As of May 31, 2020, the Adviser had approximately $3,320,603,600 in assets under management.

AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. AmeriLife is an indirect, majority owned subsidiary of THL Fund VIII Investors (Accelerate) L.P, a private equity fund. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2020, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-907-3233.